UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 2, 2014
Date of Report (Date of earliest event reported)
NU SKIN ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)
Delaware	001-12421	87-0565309
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
75 West Center Street Provo, UT 84601
(Address of principal executive offices and zip code)
(801) 345-1000
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01.   Other Events.

In response to questions regarding the Fifth Amendment (the "Amendment") to the Amended and Restated Credit Agreement (the "JPMC Agreement"), among Nu Skin Enterprises, Inc. (the "Company"), various financial institutions, and JPMorgan Chase Bank, N.A. as administrative agent, filed as Exhibit 10.3 to the Company's quarterly report on Form 10-Q on August 12, 2014, the Company notes that the Amendment, as filed, contained an inadvertent typographical error on the signature page. The Amendment was signed by Richard M. Hixson, Senior Underwriter, JPMorgan Chase Bank, N.A., not Richard M. Nixon. As previously disclosed, the JPMC Agreement expired pursuant to its terms on August 8, 2014, prior to which all amounts outstanding thereunder were repaid.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
NU SKIN ENTERPRISES, INC.
 (Registrant)

/s/ Ritch Wood
Ritch Wood
 Chief Financial Officer

Date:  September 2, 2014